REORGANIZATION AGREEMENT

This REORGANIZATION AGREEMENT dated as of July 1, 2015 (this "Agreement") is by and between American First Financial, Inc., a Canadian corporation, located at 216-515 West Pender Street, Vancouver BC V6B 6H5 (“American First” and/or "Seller") and WTTJ, Corp., a Michigan Corp, located at 17033 S. Dixie Highway Miami, FL ("WTTJ" and/or "Company") a publicly listed company on the OTCBB, under the symbol "WTTJ", concerning the acquisition of Seller by Company. American First and WTTJ are collectively referred to herein as the "Parties".

WHEREAS, the board of-directors of WTTJ and the shareholders of American First have approved the acquisition of American First by WTTJ (the "Acquisition") upon the terms, and subject to the conditions, set forth in this Agreement;

WHEREAS, it is intended that, for federal income tax purposes, the Acquisition shall qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated there under (the "Code"); and

WHEREAS, American First and WTTJ desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

WHEREAS, WTTJ desires to acquire 100% of the issued and out standing stock of American First;

WHEREAS, Upon completion of the acquisition, WTTJ desires to engage American First Management ("American First Management") pursuant to the terms of a Management Agreement;

AND WHEREAS, the Boards of Directors of WTTJ and American First Management deem it advisable and in their best interests (i) that the shareholders of American First acquire a 82% interest in the securities of WTTJ, and (ii) WTTJ acquire a 100% controlling interest in the securities of American First, all in accordance with the terms and conditions of this Reorganization Agreement.

NOW, THEREFORE, the parties hereto make the following promises, covenants, representations, warranties and agreements:

1.

Pre-Closing Actions of WTTJ. Either prior to or immediately upon execution of this Agreement and prior to the Closing Date as set forth herein, WTTJ shall undertake the following actions:

(a)

The Board of Directors of WTTJ shall unanimously approve and deliver to Lanham & Lanham, LLC ("Lanham & Lanham" and/or the "Escrow Agent") in escrow resolutions with respect to (a) approving the Transactions set forth herein;

(b)

WTTJ shall prepare and deliver to counsel for American First for review a Form 8-K filing which reflects the transactions contemplated by this Agreement, as required to be filed with the Securities and Exchange Commission (the "Commission") on the Closing Date (defined below)

(c)

WTTJ shall take such actions as are required such that at Closing there shall be approximately a total of 3,654,000 shares of common stock issued and outstanding and no preferred stock outstanding.

(d)

WTTJ shall issue and deliver to the Escrow Agent a total of 3,000,000 shares of common stock of WTTJ (which at the time of Closing will reflect approximately 82% of the fully diluted issued and outstanding common stock of WTTJ) for delivery (i) shares to shareholders of American First at Closing as directed by American First Management (the "Escrowed WTTJ Shares").

(e)

WTTJ shall use its reasonable best efforts to prepare and complete the documents necessary to be filed with local, state and federal authorities to consummate the transactions contemplated hereby.

2.

Pre-Closing Actions of American First. Immediately upon execution of this Agreement and prior to the Closing Date as set forth herein, American First shall undertake the following actions:

(a)

American First shall cause its Board of Directors to execute and deliver resolutions approving the Transactions set forth herein. American First shall cause its shareholders to execute and deliver resolutions approving the Transactions set forth herein, as well as the increase in authorized stock and the name change.

(b)

American First shall deliver to Lanham & Lanham as Escrow (the "Escrow Agent") limited liability company interests which represents 100% of the equity of American First, for delivery to WTTJ at Closing (the "Escrowed American First Shares").

(c)

American First shall complete an audit of its financial statements from inception or two fiscal years ended 2014, and any interim or other financial statements required for inclusion in the Form 8-K filing to be completed at Closing (the "American First Financial Statements").

(d)

American First shall cooperate with its reasonable best efforts to assist WTTJ to prepare and complete the documents necessary to be filed with local, state and federal authorities to consummate the transactions contemplated hereby.

3.

Conditions to Closing. The parties' obligation to close the proposed Acquisition will be subject to specified conditions precedent including, but not limited to, the following:

(a)

The representations and warranties of American First as set forth in Section 6 herein shall remain accurate as of the Closing Date and no material adverse change in the business of American First shall have occurred.

(b)

The representations and warranties of WTTJ as set forth in Section 7 herein shall remain accurate as of the Closing Date and no material adverse change in the business of WTTJ shall have occurred.

(c)

All the documents necessary to be filed with local, state and federal authorities, including without limitation the Form 8-K, are prepared.

(d)

WTTJ shall have provided the board and shareholder resolutions and any other approval required to complete the board election, authorized share increase and the name change.

(e)

At WTTJ’s expense, American First shall have completed and delivered its un-audited financial statements in a form as required to complete and file the Form 8-K at Closing.

(e)

WTTJ shall retain its good standing as a publicly company quoted on the OTCBB under the symbol "WTTJ".

4.

At and subsequent to the Closing.

(a)

At the Closing, Lanham & Lanham shall release from escrow letters of resignation and the First American Board Resolutions effectuating the election of Krister Kottmeier to the Board of Directors as the only Board Member.

(b)

At the Closing, Lanham & Lanham shall deliver the Escrowed WTTJ Shares to American First for delivery to owners of American First.

(c)

At the Closing, Lanham & Lanham shall deliver the Escrowed American First Shares to WTTJ.

(d)

At the Closing, the existing officers of WTTJ shall resign and be replaced by those officers appointed by the new Board of Directors identified in 4(a) above.

(e)

Immediately subsequent to the Closing, the combined entities will file the Form 8-K required for the transactions contemplated by this Agreement.

5.

Timing of Closing. The Closing is anticipated to occur within 30 days of this Agreement, but shall occur upon the satisfaction of the conditions set forth in this Agreement and upon instructions from the parties hereto to the Escrow Agent. The Closing Date shall be mutually agreed upon by the parties, but shall occur as soon as possible after the execution of this Agreement and upon completion of the amendment to the Articles of Incorporation and completion of the un-audited American First financial statements, unless the Escrow Agent receives instructions otherwise from the parties or notice from a party that the conditions set forth herein have not occurred. In the event the Closing does not occur on or before August 1, 2015, or upon mutual written instructions from the Parties hereto, (i) the Escrow Agent shall return the Escrowed American First Shares to American First and (ii) the Escrow Agent shall return the Escrowed WTTJ Shares to WTTJ.

6.

Representations of American First. Except as set forth in the American First Financial Statements delivered as set forth in Section 2(c) above, American First represents and warrants as follows:

(a)

Ownership of Shares. As of the Closing Date, WTTJ will become the record and beneficial owner of the Escrowed American First Shares. The Escrowed American First Shares will be free from claims, liens or other encumbrances, except as provided under applicable federal and state securities laws. The Escrowed American First Shares shall reflect 100% of the ownership equity of American First.

(b)

Fully paid and Non-assessable. The Escrowed American First Shares constitute duly and validly issued ownership interests of American First, and are fully paid and non-assessable, and American First further represents that it has the power and the authority to execute this Agreement and to perform the obligations contemplated hereby;

(c)

Organization of American First; Authorization. American First is a company duly organized, validly existing and in good standing under the laws of British Columbia, Canada with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and this Agreement constitutes a valid and binding obligation of American First enforceable against it in accordance with its terms. American First has no subsidiaries.

(d)

Capitalization. As of the Closing Date, American First shall have a total of 3,000,000 shares issued and outstanding. All of the issued and outstanding share interests of American First are validly issued, fully paid and non-assessable and there is not and as of the Closing Date there will not be outstanding any warrants, options or other agreements on the part of any of American First obligating such entity to issue any additional shares of common or preferred stock, any ownership interest or any of its securities of any kind

(e)

No Conflict as to American First. Neither the execution and delivery of this Agreement nor the consummation of the exchange of the Escrowed American First Shares will (a) violate any provision of the shareholder agreement or by-laws (or other governing instrument) of American First or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of American First under, any material agreement or commitment to which American First is a party or by which its property or assets is bound, or to which any of the property or assets of American First is subject, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to American First except, in the case of violations, conflicts, defaults, terminations, accelerations or encumbrances described in clause (b) of this Section for such matters which are not likely to have a material adverse effect on the business or financial condition of American First.

(f)

Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by American First in connection with the execution, delivery and performance of this Agreement by American First or the consummation of the sale of the Escrowed American First Shares.

(g)

Other Consents. No consent of any Person is required to be obtained by American First to the execution, delivery and performance of this Agreement or the consummation of the sale of the Escrowed American First Shares, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of American First as a whole.

(h)

Litigation. There is no action, suit, inquiry, proceeding or investigation by or before any Court or Governmental body pending or threatened in writing against or involving American First which is likely to have a material adverse effect on the business or financial condition of American First as a whole, or which questions or challenges the validity of this Agreement. American First is not subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of American First as a whole.

(i)

Absence of Certain Changes. American First has not:

1.

suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

2.

made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

3.

other than the American First Escrowed Shares, issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

4.

organized any new Subsidiary or acquired any Equity Securities of any Person or any equity or ownership interest in any business;

5.

borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money.

6.

paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

7.

prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

8.

cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

9.

disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

10.

sold, transferred or otherwise disposed of any material assets, including without limitation technology and intangible assets;

11.

granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

12.

purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course business, (ii) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business;

13.

written off or been required to write off any notes or accounts receivable in an aggregate amount in excess of $2,000;

14.

written down or been required to write down any inventory in an aggregate amount in excess of $ 2,000;

15.

entered into any collective bargaining or union contract or agreement; Or

16.

other than the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of American First and their subsidiaries taken as a whole.

(j)

Compliance with Law. The operations of American First have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of American First as a whole. American First has not received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations.

American First has all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of its business, and is not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

(k)

Title to Properties. American First owns all the material properties and assets that it purports to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the American First Financial Statements. All properties and assets, including without limitation technology and intangible assets, are free and clear of all material encumbrances and are not, in the case of real property, subject to any material rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (a) mortgages or security interests shown on the American First Financial Statements as securing specified liabilities or obligations, with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (b) mortgages or security interests incurred in connection with the purchase of property or assets after the date of such financial statements (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (c) as to real property, (i) imperfections of title, if any, none of which materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of American First as a whole and (ii) zoning laws that do not impair the present or anticipated use of the property subject thereto, and (d) liens for current taxes not yet due. The properties and assets of American First include all rights, properties and other assets necessary to permit American First to conduct business in all material respects in the same manner as it is conducted on the date of this Agreement.

7.

Representations of WTTJ. WTTJ for its respective rights and interests represents and warrants as follows:

(a)

Organization; Authorization. WTTJ is a corporation duly organized, validly existing and in good standing under the laws of Michigan with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by WTTJ corporate action and this Agreement constitutes a valid and binding obligation; enforceable against in accordance with its terms. WTTJ has no subsidiaries.

(b)

Capitalization.

The authorized capital stock of WTTJ consists of 4,000,000 shares of common stock, par value $0.001 per share, and no shares of preferred stock, authorized. As of the date of this Agreement, WTTJ has approximately 3,654,000 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding. As of the Closing Date, WTTJ shall have no more than 3,654,000 shares of common stock outstanding (not including the WTTJ Escrowed Shares). No shares have otherwise been registered under state or federal securities laws. As of the Closing Date, all of the issued and outstanding shares of common stock of WTTJ are validly issued, fully paid and non-assessable and, there is not and as of the Closing Date there will not be outstanding any warrants, options or other agreements on the part of WTTJ obligating any of WTTJ to issue any additional shares of common or preferred stock or any of its securities of any kind, except for such shares or securities called for in this Agreement. The Common Stock of WTTJ is presently quoted on the over-the-counter bulletin board under the symbol "WTTJ". WTTJ is current in all of its required filings with the US Securities and Exchange Commission. WTTJ is not a "shell" corporation as defined by Rule 405 promulgated by the US Securities and Exchange Commission.

(c)

No Conflict as to WTTJ and Subsidiaries. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will (a) violate any provision of the articles of incorporation or organization of WTTJ or any of its Subsidiaries or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of any of WTTJ or any of its Subsidiaries under, any material agreement or commitment to which any of WTTJ, any of its Subsidiaries is a party or by which any of their respective property or assets is bound, or to which any of the property or assets of any of WTTJ or any of its Subsidiaries is subject, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to WTTJ or any of its Subsidiaries except, in the case of violations, conflicts, defaults, terminations, accelerations or Encumbrances described in clause (b) of this Section for such matters which are not likely to have a material adverse effect on the business or financial condition of WTTJ and its subsidiaries, taken as a whole.

(d)

Consents and Approvals of Governmental Authorities. Except with respect to a Form 8-K filing with the US Securities and Exchange Commission, as well as a 14C Information Statement to complete an increase in authorized stock and a name change, no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by WTTJ in connection with the execution, delivery and performance of this Agreement by WTTJ or the consummation of the transactions contemplated herein, if necessary.

(e)

Other Consents. No consent of any Person is required to be obtained by WTTJ to the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated herein, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of WTTJ.

(f)

Litigation. There is no action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body pending or threatened in writing against or involving WTTJ or any of its Subsidiaries which is likely to have a material adverse effect on the business or financial condition of WTTJ and any of its Subsidiaries, taken as whole, or which would require a payment by WTTJ or its subsidiaries in excess of $10,000 in the aggregate or which questions or challenges the validity of this Agreement. Neither WTTJ nor any or its Subsidiaries is subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of WTTJ or any of its Subsidiaries, taken as a whole, or which would require a payment by WTTJ or its Subsidiaries in excess of $10,000 in the aggregate.

(g)

Absence of Certain Changes. Neither WTTJ nor any of its Subsidiaries has:

1.

suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of WTTJ and its Subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

2.

not made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

3.

other than the WTTJ Escrowed Shares, issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

4.

organized any new Subsidiary or acquired any Equity Securities of any Person or any equity or ownership interest in any business;

5.

borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money.

6.

paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

7.

prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

8.

cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

9.

disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

10. sold, transferred or otherwise disposed of any material assets, including without limitation technology and intangible assets;11. granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

12.

purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course business, (ii) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business;

13.

written off or been required to write off any notes or accounts receivable in an aggregate amount in excess of $2,000;

14.

written down or been required to write down any inventory in an aggregate amount in excess of $ 2,000;

15.

entered into any collective bargaining or union contract or agreement; Or

16.

other than the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of WTTJ and their subsidiaries taken as a whole.

(h)

Compliance with Law. The operations of WTTJ and its Subsidiaries have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of WTTJ and its Subsidiaries, taken as a whole, or which would not require a payment by WTTJ or its Subsidiaries in excess of $2,000 in the aggregate, or which have been cured. Neither WTTJ nor any of its Subsidiaries has received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations. WTTJ and its Subsidiaries have all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of their businesses, and are not in material violation of any such licenses, permits, orders and approvals.

All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

8.

Notices. Any notice which any of the parties hereto may desire to serve upon any of the other parties hereto shall be in writing and shall be conclusively deemed to have been received by the party at its address, if mailed, postage prepaid, United States mail, registered, return receipt requested, to the following addresses:

If to American First:

Richard Dibiase

American First Financial, Inc.

216-515 West Pender

Vancouver, BC V6B 6H5

If to WTTJ:

c/o Randall J. Lanham, Esq.

28562 Oso Parkway

Unit D

Rancho Santa Margarita, CA 92688

Telephone: (949) 858-6773

Facsimile: (949) 858-6774

 11.

Successors. This Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives and successors and assigns of the parties.

12.

Choice of Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Michigan, and the parties submit to the exclusive jurisdiction of the courts of Michigan in respect of all disputes arising hereunder.

13.

Counterparts. This Agreement may be signed in one or more counterparts, all of which taken together shall constitute an entire agreement.

14.

Confidential Information. Each of American First and WTTJ hereby acknowledges and agrees that all information disclosed to each other whether written or oral, relating to the other's business activities, its customer names, addresses, all operating plans, information relating to its existing services, new or envisioned products or services and the development thereof, scientific, engineering, or technical information relating to the others business, marketing or product promotional material, including brochures, product literature, plan sheets, and any and all reports generated to customers, with regard to customers, unpublished list of names, and all information relating to order processing, pricing, cost and quotations, and any and all information relating to relationships with customers, is considered confidential information, and is proprietary to, and is considered the invaluable trade secret of such party (collectively "Confidential Information"). Any disclosure of any Confidential Information by any party hereto, its employees, or representatives shall cause immediate, substantial, and irreparable harm and loss to the other. Each party understands that the other desires to keep such Confidential Information in the strictest confidence, and that such party's agreement to do so is a continuing condition of the receipt and possession of Confidential Information, and a material provision of this agreement, and a condition that shall survive the termination of this Agreement. Consequently, each party shall use Confidential Information for the sole purpose of performing its obligations as provided herein.

15.

Entire Agreement. This Agreement sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

16.

Costs and Expenses. Except as otherwise specifically set forth herein, each party will bear its own attorneys, brokers, investment bankers, agents, and finders employed by, such party. The parties will indemnify each other against any claims, costs, losses, expenses or liabilities arising from any claim for commissions, finder's fees or other compensation in connection with the transactions contemplated herein which may be asserted by any person based on any agreement or arrangement for payment by the other party.

17.

Attorney's Fees. Should any action be commenced between the parties to this Agreement concerning the matters set forth in this Agreement or the right and duties of either in relation thereto, the prevailing party in such Action shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its Attorney's Fees and Costs.

18.

Finders. American First and WTTJ represents and warrants that there are no finders or other parties which have represented American First or WTTJ in connection with this transaction which have not received appropriate compensation.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

For and on behalf of:

American First Financial, Inc.

By:  _______s/s__________________________

Richard Di’ Biase, CEO

For and on behalf of:

WTTJ, Corp.

By:  _____s/s____________________________

Krister Kottmeier

President and CEO